Washington Mutual Investors Fund, Inc.

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2, complete answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $610,557
------------------ --------------------------------
------------------ --------------------------------
Class B            $17,916
------------------ --------------------------------
------------------ --------------------------------
Class C            $17,593
------------------ --------------------------------
------------------ --------------------------------
Class F            $24,678
------------------ --------------------------------
------------------ --------------------------------
Total              $670,744
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $6,389
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $815
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,293
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $300
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $231
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $208
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $3,965
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $15,434
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $8,651
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $7,468
------------------ --------------------------------
------------------ --------------------------------
Total              $44,754
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1842
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1742
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2913
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2865
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1587
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1616
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2389
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3061
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1708
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1765
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2530
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2908
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.3357
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,016,846
------------------ ----------------------------------
------------------ ----------------------------------
Class B            96,436
------------------ ----------------------------------
------------------ ----------------------------------
Class C            99,967
------------------ ----------------------------------
------------------ ----------------------------------
Class F            84,307
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,297,556
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        23,309
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        5,275
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        8,340
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        1,316
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        790
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          1,293
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          23,454
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          56,578
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          30,779
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          23,893
------------------ ----------------------------------
------------------ ----------------------------------
Total              175,027
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $30.38
----------------------- -------------------------
----------------------- -------------------------
Class B                 $30.21
----------------------- -------------------------
----------------------- -------------------------
Class C                 $30.16
----------------------- -------------------------
----------------------- -------------------------
Class F                 $30.33
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $30.36
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $30.24
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $30.23
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $30.26
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $30.33
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $30.23
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $30.15
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $30.25
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $30.31
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $30.38
----------------------- -------------------------